SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Check the appropriate box:

[X]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement

                              VITROTECH CORPORATION
          -------------------------------------------------------------
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14C-5(G) and 0-11.

1.    Title of each class of securities to which transaction applies:

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2.    Aggregate number of securities to which transaction applies:

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3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.    Proposed maximum aggregate value of transaction:

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5.    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.    Amount Previously Paid:

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2.    Form, Schedule or Registration Statement No.:

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3.    Filing Party:

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4.    Date Filed:

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


                              VITROTECH CORPORATION
                         5 Hutton Centre Dr., Suite 700
                           Santa Ana, California 92707


TO THE STOCKHOLDERS OF VITROTECH CORPORATION:

VitroTech Corporation (the "Company") has obtained the written consent of a majority of its stockholders of record as of April 15, 2004 to approve (1) an amendment to the Company's Articles of Incorporation to authorize the issuance of up to 50,000,000 shares of Preferred Stock (the "Preferred Stock") and (2) adoption of the VitroTech Corporation 2004 Stock Option Plan (the "2004 Option Plan"). Amendment of the Articles of Incorporation and adoption of the 2004 Option Plan have both been approved by the Company's Board of Directors. Therefore, your consent is not required and is not being solicited in connection with this action.

Pursuant to the Nevada Revised Statutes, you are hereby being provided with notice of the approval by less than unanimous written consent of the Company's stockholders of the foregoing amendment to the Company's Articles of Incorporation and adoption of the 2004 Option Plan. Pursuant to the Securities Exchange Act of 1934, as amended, you are being furnished an information statement relating to this action with this letter.




                                          Jess Rae Booth
                                          President and Chief Executive Officer


Santa Ana, California
May [ ], 2004

                              VITROTECH CORPORATION
                         5 Hutton Centre Dr., Suite 700
                           Santa Ana, California 92707

                              INFORMATION STATEMENT
BACKGROUND

We are furnishing this Information Statement to the stockholders of VitroTech Corporation, a Nevada corporation (the "Company"), in connection with (1) the amendment to the Company's Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of the Company's preferred stock, par value $0.001 per share ("Preferred Stock")(the "Amendment") and (2) the adoption and approval of the VitroTech Corporation 2004 Stock Option Plan (the "2004 Option Plan").

The Board of Directors has adopted resolutions setting forth the Amendment and adoption of the 2004 Option Plan, declaring their advisability and calling on the stockholders to consider the Amendment and adoption of the 2004 Option Plan. In order to amend the Company's Articles of Incorporation and to adopt the 2004 Option Plan, the holders of a majority of the outstanding shares of Common Stock must vote in favor of the Amendment and adoption of the 2004 Option Plan. The Company's Articles of Incorporation permit shareholders to act by written consent rather than at a meeting of the stockholders. Hi-Tech Environmental Products, LLC (an entity controlled by various shareholders, officers and employees of the Company) and Elgin Investments, LLC collectively hold 77.3% of the Company's outstanding Common Stock and have adopted a resolution by written consent of stockholders to approve the Amendment and the 2004 Option Plan. Therefore, the requirements of the Nevada Revised Statutes and the Company's Articles of Incorporation and Bylaws have been met and no further action by the stockholders is required to approve the Amendment and the 2004 Option Plan.

In accordance with the regulations of the Securities and Exchange Commission (the "Commission"), the stockholders' consent will become effective approximately 21 days following the mailing of this Information Statement to the Company's stockholders. It is expected that the Amendment to the Articles of Incorporation will become effective on or about May __, 2004 upon its filing with the Secretary of State of the State of Nevada.

The approximate date on which this information statement is first being sent or given to stockholders is May __, 2004. It is being sent to holders of the Company's common stock as of the close of business on May __, 2004, the record date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company will pay the entire cost of furnishing this Information Statement. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them. The close of business on April 15, 2004 has been fixed as the record date (the "Record Date") for the determination of holders of Common Stock of the Company who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, and Rule 14c and Schedule 14C thereunder.

VOTING SECURITIES

As of April 15, 2004, the Company had 144,833,332 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval. On April 15, 2004, Hi-Tech Environmental Products, LLC and Elgin Investments, LLC, which collectively hold 112,000,000 shares of the Common Stock (or approximately 77.3% of the shares of Common Stock then outstanding), executed and delivered to the Company a written consent approving the Amendment and adoption of the 2004 Option Plan. Since the Amendment and adoption of the 2004 Option Plan have been approved by the holders of the required majority of Common Stock, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 15, 2004, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock held by (i) each person known by us to be the owner of more than 5% of our outstanding shares of common stock,
(ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group:

Name and Address                                            Number of Shares                     Percentage
of Beneficial Owner (1)                                     Beneficially Owned (2)                of Class
-----------------------                                     ----------------------                --------
DIRECTORS AND NAMED EXECUTIVE OFFICERS

Jess Rae Booth (3)                                             11,849,488                           8.2%

John Boddie (4)                                                    60,000                              *

Larry S. Poland (4)                                               159,148                              *

James Roth (4)                                                     60,000                              *

John Sutherland (4)                                                60,000                              *

All directors and executive officers
 as a group (8 persons)                                        13,397,516                           9.2%

5% SHAREHOLDERS

Hi-Tech Environmental Products, LLC (5)                        60,000,000                          41.4%

Elgin Investments LLC (6)                                      52,000,000                          35.9%

----------
*          Less than 1%
(1) Unless otherwise indicated, each beneficial owner has both sole voting and sole investment power with respect to the shares beneficially owned by such person, entity or group. The number of shares shown as beneficially owned include all options, warrants and convertible securities held by such person, entity or group that are exercisable or convertible within 60 days of April 15, 2004.

(2) The percentages of beneficial ownership as to each person, entity or group assume the exercise or conversion of all options, warrants and convertible securities held by such person, entity or group which are exercisable or convertible within 60 days, but not the exercise or conversion of options, warrants and convertible securities held by others shown in the table.

(3) Address is 5 Hutton Centre Dr., Suite 700, Santa Ana, California 92707. Shares shown as beneficially owned by Jess Rae Booth reflect Mr. Booth's allocable interest in shares held of record by Hi-Tech Environmental Products LLC.

(4) Includes options for 60,000 shares exercisable within 60 days of April 15, 2004.

(5) Address is 5 Hutton Centre Dr., Suite 700, Santa Ana, California 92707. Based on a Schedule 13D/A, dated March 8, 2004, James Kangas and Glenn Easterbrook, as Chairman Manager and Manager, respectively, of Hi-Tech Environmental Products LLC, have voting and dispositive power with respect to all shares held of record by Hi-Tech Environmental Products LLC.

(6) Address is 8501 Wilshire Blvd., Suite 220, Beverly Hills, California 90211. Based on a Schedule 13D, dated February 3, 2004, Steve Merry, as Manager of Elgin Investments, LLC, has voting and dispositive power with respect to all shares held of record by Elgin Investments, LLC.

COMPENSATION OF EXECUTIVE OFFICERS

During the period from our inception on April 1, 2001 through December 31, 2003, no salary or any other compensation was paid to the Company's Chief Executive Officer or any officer for the services provided to us.

EMPLOYMENT CONTRACTS

Effective March 18, 2004, we entered into an employment agreement with Thomas M. Costales in connection with his hiring to serve as our Chief Financial Officer. Mr. Costales' employment agreement provides for an annual salary of $165,000 and the grant of 50,000 stock options. The agreement is for a term ending December 31, 2004 and is "at-will" thereafter.

We have no other employment agreements with any of our employees but intend to enter into employment agreements with key officers and employees.

COMPENSATION OF DIRECTORS

Commencing April 2004, each director who is not an employee is paid (1) an annual fee of $30,000, payable in quarterly installments, (2) $1,000 per day per meeting, including one travel day for each meeting for out-of-state directors, and (3) out-of-pocket expenses. Each non-employee director is also granted options to purchase 60,000 shares of our common stock on initial appointment and 20,000 options following each subsequent shareholders meeting after which the director continues to serve. In addition, each non-employee director is paid $500 per meeting for each committee meeting attended. The Chair of the Audit Committee is paid an annual fee of $7,500. Other committee chairs are paid an annual fee of $1,000.

                                    ACTION 1
                AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                       AUTHORIZE SHARES OF PREFERRED STOCK

The Board of Directors has unanimously adopted and the shareholders, by means of the Written Consent, have approved an amendment to the Articles of Incorporation, as amended, of the Company (the "Authorized Shares Amendment") to authorize 50,000,000 shares of preferred stock (the "Preferred Stock"). The form of Restated Articles of Incorporation reflecting the Authorized Shares Amendment is attached as Appendix A and is incorporated herein by reference.

The Board of Directors has deemed it advisable and in the best interests of the Company to amend the Articles of Incorporation to authorize 50,000,000 shares of Preferred Stock. The purpose of such authorization is to place the Company in a position where it will have shares of authorized and unissued Preferred Stock that can be issued for, or in connection with, such corporate purposes as may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special stockholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, and (c) issuance in connection with an offering to raise capital for the Company.

The Preferred Stock will be "blank check" preferred stock, giving the Board the authorization to issue preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. The authorized shares of Preferred Stock issued will be available for issuance for such purposes as the Board of Directors may deem advisable without further action by the stockholders, except as may be required by the Articles of Incorporation and applicable laws and regulations. Any future issuance of shares will be subject to the rights of holders of shares of any then outstanding Preferred Stock.

The Authorized Shares Amendment may have the result of making it more difficult for any persons or group of persons, other than the current principal stockholders and management, to acquire control of the Company by expanding the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control. Although the Authorized Shares Amendment might have such effect, the Authorized Shares Amendment has been proposed by the Board of Directors for the reasons set forth above and not for anti-takeover reasons. The Company is not aware of any present effort to accumulate shares of Common Stock or to attempt to change control of the Company. The Company has no present plans to issue shares of Preferred Stock either to the current principal stockholders, the directors, the executive officers or any other person or entity.

The Authorized Shares Amendment will become effective upon the filing of the Restated Articles of Incorporation with the Secretary of State of Nevada, which is expected to occur on the 21st day following the mailing of this Information Statement, or approximately May __, 2004.

                                    ACTION 2
                APPROVAL OF THE COMPANY'S 2004 STOCK OPTION PLAN

In April of 2004, the Company's Board of Directors adopted and approved, and by means of the Written Consent the shareholders adopted and approved, a stock option plan for the Company, the VitroTech Corporation 2004 Stock Option Plan (the "2004 Option Plan"), under which stock options awards may be made to employees, directors and consultants of the Company. A copy of the 2004 Option Plan is attached hereto as Annex B.

General. The purpose of the 2004 Option Plan is to provide us with a means of providing employees, directors and consultants the benefits of ownership of our common stock. The 2004 Option Plan is designed to help attract and retain personnel of superior ability for positions of exceptional responsibility, to reward employees, directors and consultants for past services and to motivate such individuals through added incentives to further contribute to our future growth and success.

Under the 2004 Option Plan ("Awards") may be granted from time to time to Eligible Persons (hereinafter defined), all generally in the discretion of the Compensation Committee which is responsible for administering the 2004 Option Plan. Each Award under the Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the Award. "Eligible Persons" generally include any employee, including employees of subsidiaries, members of the Board of Directors and any consultant or other person whose participation the Compensation Committee determines is in our best interest. There is no maximum number of persons eligible to receive Awards under the 2004 Option Plan, nor is there any limit on the amount of Awards that may be granted to any such person, except as described below with respect to incentive stock options. We intend that Awards under the 2004 Option Plan to persons subject to
Section 16 of the Exchange Act will satisfy the requirements of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

We have initially reserved 14,483,333 shares of common stock for issuance under the 2004 Option Plan, subject to adjustment to protect against dilution in the event of certain changes in our capitalization and subject to an annual "evergreen" adjustment to the number of shares such that, during the life of the 2004 Option Plan, the total shares available for option grants will equal 10% of our total outstanding shares.

Administration. The 2004 Option Plan will be administered by a committee of our Board of Directors that consists of two or more directors. To the extent necessary to comply with Rule 16b-3, the committee will consist solely of two or more "non-employee directors," as that term is defined in Rule 16b-3. Under the 2004 Option Plan, generally the committee will have complete authority to determine the persons to whom Awards will be granted from time to time, as well as the terms and conditions of such Awards. The committee also will have discretion to interpret the 2004 Option Plan and the Awards granted under the 2004 Option Plan and to make other determinations necessary or advisable for the administration of the 2004 Option Plan. Under the 2004 Option Plan, the full Board of Directors can act as the committee, if all of the members of the Board of Directors otherwise are eligible to serve on the committee. The full Board of Directors generally also may grant Awards under the 2004 Option Plan from time to time. The Compensation Committee of the Board of Directors will act as the committee until otherwise determined by the Board of Directors.

Stock Options Terms. The Compensation Committee may grant either incentive stock options (for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified stock options under the 2004 Option Plan. Except as described below for incentive stock options, the Compensation Committee generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's termination of service during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The Compensation Committee also has the discretion, exercisable either at the time an option is granted or at the time of a participant's termination of service, to provide for accelerated vesting of the exercisability of an option for a limited period following such termination of service. Such terms may differ among the various persons to whom the options are granted and among the various options granted to any such person. Notwithstanding the foregoing, under the terms of the 2004 Option Plan, no options may be exercised following the termination of service of a participant for cause.

In the discretion of the Compensation Committee, the price due upon exercise of an option may be paid in cash or in shares of our common stock valued at their then current fair market value, or a combination of both. Shares delivered in payment of such price may be shares acquired by prior exercises of options or otherwise, in the Compensation Committee's discretion. Also in the discretion of the Compensation Committee, a participant may exercise an option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

Generally, options granted under the 2004 Option Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and generally will be exercisable during the participant's lifetime only by such participant or his or her guardian or legal representative.

The Compensation Committee may also, in its discretion, allow the voluntary surrender of all or a portion of a stock option conditioned upon the granting to the participant of a new stock option for the same or a different number of shares, or may require the surrender as a condition precedent to the grant of a new stock option. The Compensation Committee may also purchase a participant's outstanding option, on such terms and conditions as the Compensation Committee in its discretion determines.

Holders of options shall have no rights as shareholders unless and until such options are exercised and shares are delivered to such persons in accordance with the 2004 Option Plan.

Incentive Stock Options. Incentive stock options may be granted only to persons who are employees (including directors who are also employees but excluding non-employee directors). Generally, incentive stock options must be granted within ten years of the date the 2004 Option Plan is adopted, and the term of any incentive stock option may not exceed ten years. Furthermore, the aggregate fair market value of shares of common stock with respect to which any incentive stock options are exercisable for the first time by a participant during any calendar year, whether such incentive stock options are granted under the 2004 Option Plan or any other plans we may adopt, may not exceed $100,000. Furthermore, the exercise price of incentive stock options must be at least 100% of the fair market value of the common stock at the time the incentive stock option is granted, except in the case of incentive stock options granted to any individual who owns more than 10% of the total combined voting power of all classes of our stock, in which case the exercise price of incentive stock options must be at least 110% of the fair market value of the common stock at the time of grant.

The 2004 Option Plan also provides that, with respect to incentive stock options, the period during which an option may be exercisable following a termination of service generally may not exceed three months, unless (i) employment is terminated as the result of disability, in which case in the discretion of the Compensation Committee the incentive stock options may be exercised during a period of one year following the date of such disability, or
(ii) employment is terminated as the result of death, or if the employee dies following a termination of service (other than as a result of disability) and during the period that the incentive stock option is still exercisable, in which case in the discretion of the Compensation Committee the incentive stock option may be exercised during a period of one year following the date of such death. In no event, however, may an incentive stock option be exercised after the expiration of its original term.

Changes of Control or Other Fundamental Change. The 2004 Option Plan provides that upon certain mergers or other reorganizations to which we or any subsidiary is a party that involves an exchange or conversion or other adjustment of our outstanding common stock, each participant generally shall be entitled upon the exercise of his or her stock options to receive the number and class of securities or other property to which such participant would have been entitled in the merger or reorganization if such participant had exercised such stock option prior to such merger or reorganization.

The 2004 Option Plan also provides that, upon the occurrence of a change of control the Compensation Committee has the right, but not the obligation, to accelerate the time at which all or a portion of any outstanding options may be exercised.

Miscellaneous. The Board of Directors generally may amend or terminate the 2004 Option Plan or any provision of the 2004 Option Plan at any time. To the extent required by the Exchange Act or the Code, however, absent approval by our shareholders, no amendment may (i) materially alter the group of persons eligible to participate in the 2004 Option Plan; (ii) except as specifically provided in Section 6.11 of the 2004 Option Plan, increase the number of shares available for Awards under the 2004 Option Plan; (iii) extend the period during which incentive stock options may be granted beyond April 7, 2014; or (iv) decrease the exercise price of any option granted under the 2004 Option Plan. Furthermore, without the consent of the participant, no amendment to or discontinuance of the 2004 Option Plan or any provision thereof shall adversely affect any Award granted to the participant under the 2004 Option Plan.

Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the 2004 Option Plan. All ordinary income recognized by a participant with respect to Awards under the 2004 Option Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to us for the ordinary income recognized by a participant with respect to an Award under the 2004 Option Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses.

-- Incentive Stock Options. In general, no income will result for Federal income tax purposes upon either the granting or the exercise of any incentive option issued under the 2004 Option Plan. If certain holding period requirements (at least two years from the date of grant of the option and at least one year from the date of exercise of the option) are satisfied prior to a disposition of stock acquired upon exercise of an incentive option, the excess of the sales price upon disposition over the option exercise price generally will be recognized by the participant as a capital gain, and the Company will not be allowed a business expense deduction.

If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the option price of such stock and the lower of the fair market value of the stock on the date of exercise and the amount realized on the sale or exchange. The difference between the option price of such stock and the fair market value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on an participant's federal income tax return. If the amount realized on the sale or exchange exceeds the fair market value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, we generally will be entitled to a deduction in the amount of such ordinary income in the year of the disposition.

If a participant delivers shares of our common stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of common stock used to exercise the option and equal to such participant's tax basis in the shares of common stock submitted in payment of the option price. The remaining shares of common stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

Notwithstanding the foregoing, if a participant delivers any stock that was previously acquired through the exercise of an incentive stock option in payment of all or a portion of the option price of an option, and the holding period requirements described above have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition of such shares, and the participant generally will recognize income.

-- Nonqualified Stock Options. The grant of nonqualified stock options under the 2004 Option Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for us at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the fair market value of the shares of common stock acquired as of the date of exercise over the price paid for such stock. At that time, we will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of common stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their fair market value at the time of exercise or the exercise price.

-- New Plan Benefits

As of April 9, 2004, an aggregate of 290,000 options had been granted under the 2004 Option Plan. The options granted to date consist of 50,000 options issued pursuant to the initial employment of Thomas Costales as our Chief Financial Officer and 60,000 options issued to each of John Boddie, Larry Poland, James Roth and John Sutherland pursuant to their service as non-employee directors.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.





                                         Jess Rae Booth
                                         President and Chief Executive Officer


Santa Ana, California
May [    ], 2004

                                                                      APPENDIX A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                              VITROTECH CORPORATION

VitroTech Corporation, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, adopts this Amended and Restated Articles of Incorporation. The following Amended and Restated Articles of Incorporation were adopted by the Board of Directors and by a majority of the Stockholders in accordance with the Nevada Revised Statutes.

The following Amended and Restated Articles of Incorporation amends the original Articles of Incorporation in its entirety, as follows:

           FIRST:     The name of the corporation is VitroTech Corporation.

           SECOND:    The purpose of the Corporation is to engage in any lawful
act or activity for which corporations may be organized under Chapter 78 of the Nevada General Corporation Law.

           THIRD:     The total number of shares of capital stock that the
Corporation is authorized to issue is 550,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

           A.        Preferred Stock

                     The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

                     1. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

                                a.         The number of shares constituting
                                           that series and the distinctive
                                           designation of that series;

                                b. The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                                c.         Whether that series shall have
                                           voting rights, in addition to the
                                           voting rights provided by law, and
                                           if so, the terms of such voting
                                           rights;

                                d.         Whether that series shall have
                                           conversion privileges and, if so,
                                           the terms and conditions of such
                                           conversion, including provision for
                                           adjustment of the conversion rate in
                                           such events as the Board of
                                           Directors shall determine;

                                e.         Whether or not the shares of that
                                           series shall be redeemable and, if
                                           so, the terms and conditions of such
                                           redemption, including the date or
                                           dates upon or after which they shall
                                           be redeemable and the amount per
                                           share payable in case of redemption,
                                           which amount may vary under
                                           different conditions and at
                                           different redemption dates;

                                f.         Whether that series shall have a
                                           sinking fund for the redemption or
                                           purchase of shares of that series
                                           and, if so, the terms and amount of
                                           such sinking fund;

                                g.         The rights of the shares of that
                                           series in the event of voluntary or
                                           involuntary liquidation, dissolution
                                           or winding up of the Corporation,
                                           and the relative rights of priority,
                                           if any, of payment of shares of that
                                           series; and

                                h.         Any other relative rights,
                                           preferences and limitations of that
                                           series.

                     2. Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on Common Stock with respect to the same dividend period.

                     3. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                     4. Unless otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, no holder of Preferred Stock shall have any pre-emptive right as such holder to subscribe for, purchase or receive any part of any new or additional issue of capital stock of any class or series, including unissued and treasury stock, or obligations or other securities convertible into or exchangeable for capital stock of any class or series, or warrants or other instruments evidencing rights or options to subscribe for, purchase or receive any capital stock of any class or series, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

          B.         Common Stock

                     1. Subject to the prior and superior rights of the Preferred Stock and on the conditions set forth in the foregoing parts of this Article or in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

                     2. Except as otherwise provided by law, by this Certificate of Incorporation or by the resolution or resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share held.

                     3. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock of each series shall have been paid in full the amount to which they respectively shall be entitled, or a sum sufficient for such payments in assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock.

           FOURTH: The election of directors need not be by written ballot unless otherwise provided by the By-laws of the Corporation.

           FIFTH:     The Board of Directors of the Corporation is authorized
and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation, except as such power may be restricted or limited by the Nevada General Corporation Law.

           SIXTH:     Anything to the contrary in this Articles of Incorporation notwithstanding, no director or officer shall be liable personally to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided, however, that nothing in this paragraph shall eliminate or limit the liability of a director or officer: (i) for any breach of such director's or officer's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 78.300 of the Nevada General Corporation Law; or (iv) for any transaction from which such director or officer derived an improper personal benefit. If the Nevada General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, as so amended.

           Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

           SEVENTH:   The Corporation shall indemnify, in the manner and to the
fullest extent permitted by law, each person (or the estate of any such person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, by reason of being or having been a director, officer, employee or agent of the Corporation or being or having served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The indemnification provided for herein shall be made only as authorized in the specific case upon a determination, in the manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability that may be asserted against such person. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

           EIGHTH:    The provisions of Nevada General Corporation Law ss.78.378 to 78.3793, inclusive, regarding the acquisition of controlling interest, shall not govern or apply to this Corporation.

           NINETH:    The provisions of Nevada General Corporation Law ss.78.411 to 78.444, inclusive, regarding combinations with interested stockholders, shall not govern or apply to this Corporation.

           TENTH:     This Corporation reserves the right to amend, alter,
change, in any manner now or hereafter prescribed by statute, or by these Articles of Incorporation.

           IN WITNESS WHEREOF, the undersigned Corporation has caused this Amended and Restated Articles of Incorporation to be signed by a duly authorized officer this ___ day of _____________ 2004.

                                                     VITROTECH CORPORATION

                                        By:          ___________________________
                                        Name:        Jess Rae Booth
                                        Its:         President

                                                                      APPENDIX B

                              VITROTECH CORPORATION

                             2004 STOCK OPTION PLAN

           1. Purpose. The purpose of this VITROTECH CORPORATION 2004 STOCK OPTION PLAN ("Plan") is to encourage ownership of common stock, $0.001 par value ("Common Stock"), of VITROTECH CORPORATION, a Nevada corporation (the "Company"), by eligible key employees, consultants and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such employees, consultants and directors to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that this Plan will further strengthen the identification of employees, consultants and directors with the shareholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Sections 424(e) and (f), respectively, of the Code.

           2. Administration.

                     2.1 Administration by the Board or the Compensation Committee. This Plan shall be administered by the Board of Directors (the "Board") unless the Board establishes a committee comprised of one or more of its members to carry out such administration, in which case administration of the Plan shall be by a Compensation Committee (the "Committee") designated by the Board of the Company, which shall also designate the Chairman of the Committee.

                     2.2 Board or Committee Action. The Board, or the Committee as appropriate, shall hold its meetings at such times and places as it may be determine. A majority of the members of such

Board or Committee shall constitute a quorum, and all determinations of the Board or Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Board or Committee may designate the Secretary of the Company or other Company employees to assist the Board or Committee in the administration of this Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Board or the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

                     2.3 Expenses. All expenses and liabilities incurred by the Board or the Committee in the administration of this Plan shall be borne by the Company. The Board or the Committee may employ attorneys, consultants, accountants or other persons.

           3. Stock Reserved.

                     3.1 Initial Reserve. Subject to adjustment as provided in
Section 3.2 and 6.11 hereof, the aggregate number of shares of Common Stock that may be optioned under this Plan is 14,483,333. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under this Plan.

                     3.2 Additional Shares. The aggregate number of shares of Common Stock that may be optioned under this Plan, as specified in Section 3.1, shall be automatically increased on the first trading day of each calendar year during the term of the Plan, beginning with calendar year 2005, to a number of shares equal to ten percent (10%) of the shares of Common Stock outstanding as of the last day of the preceding calendar year.

           4. Eligibility. The persons eligible to participate in this Plan as a recipient of options ("Optionee") shall include only key employees, consultants and directors of the Company or its Affiliates at the time the option is granted. An employee or consultant who has been granted an option hereunder may be granted an additional option or options, if the Board or the Committee, as appropriate, shall so determine.

           5. Grant of Options.

                     5.1 Discretion. The Board or Committee, as appropriate, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those key employees, consultants and directors of the Company or its Affiliates who are to receive options under this Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISOs, Nonqualified Options or a combination of ISOs and Nonqualified Options; provided that consultants and directors who are not employees of the Company may not receive any ISOs. The Board or Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of this Plan, the Board or the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to this Plan, to interpret this Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of this Plan.

                     5.2 Shareholder Approval. All options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the shareholders prior to the first anniversary date of the Board meeting held to approve this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat or written consent in accordance with the laws of the State of Nevada; provided that if such approval by the shareholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

                     5.3 Limitation on Incentive Stock Options. The aggregate fair market value (determined in accordance with Section 6.2 of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

           6. Terms and Conditions. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Board or the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board or the Committee may deem appropriate.

                     6.1 Option Period. The Board or the Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the option is actually granted by the Board or the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant in the case of an ISO) and shall provide that the ISO shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Board or the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                     6.2 Exercise Price. The exercise price of each share of Common Stock subject to each option granted pursuant to this option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Board or the Committee. In the case of ISOs granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Board or the Committee prior to granting the option. The Board or the Committee shall set the exercise price for each share subject to a Nonqualified Option at such price as the Board or the Committee in its sole discretion shall determine, provided that the exercise price of each share of Common Stock subject to a Nonqualified Option shall not be less than 85% of the fair market value of a share of Common Stock on the date the option is granted as determined by the Board or the Committee.

           For all purposes under this Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Common Stock on the principal market on which the Common Stock is listed on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not traded on public market at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the closing bid and ask prices of the Common Stock on the most recent date the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board or the Committee in such manner as it deems appropriate.

                     6.3 Exercise Period. The Board or the Committee may provide in the option agreement that an option may be exercised immediately or over the period of the grant and in whole or in increments. However, no portion of any option may be exercisable by an Optionee prior to the approval of this Plan by the shareholders of the Company.

                     6.4 Procedure for Exercise. Options shall be exercised by the delivery by the Optionee of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accompanied by, at the election of the Optionee and as permitted by the Board or the Committee in the Agreement granting such options, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, (iii) an election by the Optionee to have the Company withhold the number of shares of Common Stock the fair market value, less the exercise price, of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan, shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Optionee shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

           As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this
Section 6.4.

                     6.5 Termination of Employment. If an employee to whom an option is granted ceases to be employed by the Company or its affiliates for any reason other than death or disability or if a director or consultant to whom an option is granted ceases to serve on the Board or as a consultant for any reason other than death or disability, any option which is exercisable on the date of such termination of employment or cessation of serving on the Board or cessation of service as a consultant shall expire three-months from the date of such termination or cessation but in no event may the option be exercised after its expiration under the terms of the option agreement.

                     6.6 Disability or Death. In the event the Optionee dies or is determined under this Plan to be disabled while the Optionee is employed by the Company or its Affiliates, acts as consultant or while serves on the Board of the Company, the options previously granted to the Optionee may be exercised (to the extent the Optionee would have been entitled to do so at the date of death or the determination of disability) at any time and from time to time, within a three-month period after such death or determination of disability, by the Optionee, the guardian of the Optionee's estate, the executor or administrator of the Optionee's estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Board or the Committee, the Optionee is incapable of performing services for the Company of the kind the Optionee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                     6.7 Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by the Optionee otherwise than by Optionee's will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of an Optionee, an option shall be exercisable only by such Optionee. Any heir or legatee of the Optionee shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board or the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

                     6.8 Incentive Stock Options. Each option agreement may contain such terms and provisions as the Board or the Committee may determine to be necessary or desirable in order to qualify under the Code of option designated as an incentive stock option.

                     6.9 No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in
Section 6.4 above.

                     6.10 Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the forgoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the committee, in its sole discretion, may accelerate the time at which all or a portion of an Optionee's options may be exercised for a limited period of time before or after a specified date.

                     6.11 Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

                     6.12  Acceleration  of  Options.   Except  as  hereinbefore
expressly provided, (i) the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options thereto fore granted or the purchase price per share, unless the Board or the Committee shall determine in its sole discretion that an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Board or the Committee may in its sole discretion accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

           7. Amendments or Termination. The Board may amend, alter or discontinue this Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the shareholders, would:
(i) except as is provided in Section 6.11 of this Plan, increase the total number of shares reserved for the purposes of this Plan, (ii) change the class of persons eligible to participate in this Plan as provided in Section 4 of this Plan, (iii) extend the applicable maximum option period provided for in Section
6.1 of this Plan, (iv) extend the expiration date of this Plan set forth in
Section 14 of this Plan, (v) except as provided in Section 6.11 of this Plan, decrease to any extent the exercise price of any option granted under this Plan or (vi) withdraw the administration of this Plan from the Board or the Committee.

           8. Compliance With Other Laws and Regulations. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6.10, .11 and .12 of this Plan shall be subject to any shareholder action required by Nevada corporate law.

           9. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

           10. Taxes.

                     10.1 The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

                     10.2 Notwithstanding the terms of Section 10.1, each Optionee must pay all taxes required to be withheld by the Company or paid by the Optionee in connection with the exercise of a Nonqualified Option.

           11. Replacement of Options. The Board or the Committee from time to time may permit an Optionee under this Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Board or the Committee. The Board or the Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.


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

           12. No Right to Employment. Employees shall be considered to be in the employment of the Company so long as they remain employees of the Company or its Affiliates. Any questions as to whether and when there has been a termination of such employment and the cause of such termination shall be determined by the Board or the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company or its Affiliates, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company or its Affiliates. The option agreements may contain such provisions as the Board or the Committee may approve with reference to the effect of approved leaves of absence.

           13. Liability of Company for Non-Issuance of Shares and Tax Consequences. The Company and any Affiliates that are in existence or hereafter come into existence shall not be liable to an Optionee or other persons as to:

                     13.1 The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

                     13.2 Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

           14. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of adoption by the Board. If the shareholders of the Company fail to approve this Plan within twelve months of the date of the Board adoption, this Plan shall terminate and all options previously granted under this Plan shall become void and of no effect. This Plan shall expire ten years after the date of the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

           15. Non-Exclusivity of this Plan. Neither the adoption by the Board nor the submission for approval of this Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

           16. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Nevada and applicable federal law.

           17. Cashless Exercise. The Board or the Committee also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board or the Committee determines to be consistent with this Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

           IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by directors of the Company, VitroTech Corporation has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 7th day of April 2004.


                                            VITROTECH CORPORATION


ATTEST:

                                            By:___________________________
________________________________            Name:  Jess Rae Booth
Secretary                                   Title:    President



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